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                                                                   EXHIBIT 10.21

                        E.PIPHANY, INC. 1999 STOCK PLAN

             NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

                                 NOTICE OF GRANT

Optionee:      Karen A. Richardson
               239 Lennox Avenue
               Menlo Park, CA 94025

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Notice of Grant which is part of the attached Option Agreement, as follows:

        Grant Number                        1522
                                            ----------------------
        Date of Grant                       April 17, 2001
                                            ----------------------
        Vesting Commencement Date           April 17, 2001
                                            ----------------------
        Exercise Price per Share            $9.90
                                            ----------------------
        Total Number of Shares Granted      300,000
                                            ----------------------
        Total Exercise Price                $2,970,000
                                            ----------------------
        Type of Option:                     [ ] Incentive Stock Option     [X] Nonstatutory Stock Option

        Term/Expiration Date:               April 17, 2011
                                            ----------------------

     Vesting Schedule: This option (the "Option") may be exercised, in whole or in part, in accordance with the following schedule:

        50% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWO (2) YEARS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST EACH MONTH THEREAFTER, SUBJECT TO THE OPTIONEE CONTINUING TO BE A SERVICE PROVIDER ON SUCH DATES; PROVIDED, HOWEVER, PRIOR TO THE DATE WHICH IS TWO (2) YEARS AFTER THE DATE OF GRANT, SHOULD (i) THERE BE A CHANGE OF CONTROL (AS DEFINED BELOW) OF THE COMPANY AND (ii) OPTIONEE CEASES TO BE A SERVICE PROVIDER TO THE COMPANY OR ITS SUCCESSOR FOLLOWING AN INVOLUNTARY TERMINATION (AS DEFINED BELOW) OTHER THAN FOR CAUSE (AS DEFINED BELOW) FOLLOWING SUCH CHANGE OF CONTROL, BUT PRIOR TO THE DATE WHICH IS TWO (2) YEARS AFTER THE DATE OF GRANT, THEN A TOTAL OF 50% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST AT THE TIME THAT OPTIONEE CEASES TO BE A SERVICE PROVIDER.

        Termination Period: This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

     Definitions: Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     "Cause" shall mean (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an employee and intended to result in significant personal enrichment of the Optionee, (ii) the conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States, any state thereof or any foreign country, (iii) willful misconduct by the Optionee that is materially injurious to the Company, (iv) any act of fraud, dishonesty or moral turpitude by the Optionee that is materially injurious to the Company; or (v) for a period of not less than thirty (30) days following delivery to the Optionee of a written demand for performance from the Company that describes the basis for the Company's belief that the Optionee has not substantially performed his duties, continued violations by the Optionee of the Optionee's obligations to the Company that are demonstrably willful and deliberate on the Optionee's part. Any dismissal for cause in accordance with Subsection
     (v) of this definition must be approved by the Company's Board of Directors prior to the dismissal date.

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     "Change of Control" means the occurrence of any of the following events:

          (1) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

          (2) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity's parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation; or

          (3) The consummation of the sale or disposition by the Company of all or at least seventy-five percent (75%) or more of the Company's assets.

     "Involuntary Termination" shall mean (i) without the Optionee's express written consent, the significant reduction of the Optionee's duties, authority or responsibilities, relative to the Optionee's duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Optionee of such reduced duties, authority or responsibilities; (ii) without the Optionee's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites available to the Optionee immediately prior to such reduction;
     (iii) a reduction by the Company in the base salary or target bonus of the Optionee as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the Optionee was entitled immediately prior to such reduction with the result that the Optionee's overall benefits package is significantly reduced; (v) the relocation of the Optionee's location of employment to a facility or a location more than fifty (50) miles from the Optionee's then present location of employment, without the Optionee's express written consent; (vi) any purported termination of the Optionee by the Company that is not effected for Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or
     (vii) any act or set of facts or circumstances that would, under California case law or statute constitute a constructive termination of the Optionee.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Option Agreement, of which this Notice of Grant is part, and the Plan, both of which are attached and made a part of this document. Optionee has reviewed this Notice of Grant, the remainder of the Option Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice of Grant and fully understands all provisions of this Notice of Grant, the remainder of the Option Agreement and the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Notice of Grant, the remainder of the Option Agreement and the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                           E.PIPHANY, INC.

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Signature                                          By

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Print Name                                         Title

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Residence Address